UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 28, 2008

NIVS IntelliMedia Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

As reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 4, 2008 (the “Quarterly Report”), the subsidiaries of NIVS IntelliMedia Technology Group, Inc. (the “Company”) previously entered into loan transactions with related companies (the “Related Companies”) of the Company’s principal shareholder and current Chief Executive Officer and Chairman of the Board, Tianfu Li.  The Company intended that the loans were to cease prior to the closing of the Company’s share exchange transaction on July 25, 2008, and all amounts owed to the subsidiaries of the Company by the Related Companies were intended to be repaid in full prior to the closing of the share exchange transaction.

On November 24, 2008, it was discovered by the Company that the loan transactions continued after the closing of the Company’s share exchange transaction.  On November 28, 2008, the Company and its subsidiaries entered into a Debt Repayment and Set-Off Agreement, as amended on December 22, 2008, with Mr. Li and the Related Companies pursuant to which all outstanding loan amounts owed to the Company by the Related Companies were repaid in full, and the parties agreed that no further loans would be made by the Company or its subsidiaries to the Related Companies.  Also on November 28, 2008, the Company amended and restated its Audit Committee Charter and Code of Business Conduct and Ethics in an attempt to prevent the occurrence of further loans from the Company to any of its officers or directors.  The amendment and restatement of the Code of Business Conduct and Ethics was reported in the Quarterly Report, under “Part II—Item 5. Other Information.”  However, the Company’s waiver under the Code of Business Conduct and Ethics of the continued loans that occurred from the adoption of the Code of Business Conduct and Ethics on August 15, 2008 through November 28, 2008 was not reported in the Quarterly Report.

The occurrence of the loans from August 15, 2008 to November 28, 2008 required a waiver under the Company’s Code of Business Conduct and Ethics, and such waiver was granted to Mr. Li on November 28, 2008, the date on which all loans were repaid in full by the Related Companies and the date on which the Code of Business Conduct and Ethics was amended and restated.  There have been no further loans from the Company to the Related Companies since November 28, 2008, and the parties agreed that there shall be no further loans.  On February 3, 2009, the Audit Committee of the Company re-confirmed and ratified the waiver under the Company’s Code of Business Conduct and Ethics of the loan transactions that occurred from August 15, 2008 through November 28, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
14.1	Amended and Restated Code of Business Conduct and Ethics (incorporated by reference to Exhibit 99.2 of the Quarterly Report filed with the Securities and Exchange Commission on December 4, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: February 3, 2009	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
14.1	Amended and Restated Code of Business Conduct and Ethics (incorporated by reference to Exhibit 99.2 of the Quarterly Report filed with the Securities and Exchange Commission on December 4, 2008).